Financial assets	6 Months Ended
Jun. 30, 2024
Disclosure of financial assets [abstract]
Financial assets

14.Financial assets

Current financial assets relate to term accounts with an initial maturity longer than 3 months but less than 12 months measured at amortized costs.

In 2024, the Company entered into USD term deposits and US Treasury bills for a total amount $US 44.0 million (€40.7 million) and €18.5 million. During the period ended as at June 30, 2024, $US 41.4 million (€38.1 million) and €8.0 million reached maturity and is subsequently held as cash.

As per June 30, 2024, the current financial assets consists of $US 37.0 million (€34.6 million), which could generate a foreign currency exchange gain or loss in the financial results in accordance with the fluctuations of the USD/EUR exchange rate as the Company’s functional currency is EUR, and €15.5 million. The total amount of term deposits as per June 30, 2024, amounts to €50.1 million.